OPPENHEIMER GLOBAL HIGH YIELD FUND

Supplement dated June 1, 2015 to the

Prospectus and Statement of Additional Information dated September 26, 2014

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global High Yield Fund (the “Fund”), each dated September 26, 2014 and is in addition to any other supplement.

Effective immediately:

1.	The first paragraph in the section titled “Minimum Account Balance” on page 19 of the Prospectus, is deleted in its entirety and is replaced with the following:

Minimum Account Balance. The minimum account balance on Fund accounts is $500, except for Class I shares. Small accounts may be redeemed by the Fund if the value has fallen below $500.

2.	The section titled “Minimum Account Balance” on page 56 of the SAI, is deleted in its entirety and is replaced with the following:

Minimum Account Balance. Except for Class I shares, the minimum account balance is $500. The minimum account balance for Class I shares is $2.5 million, excluding accounts for which the minimum initial investment was waived.

Involuntary Redemptions. The Fund has the right to redeem shares held in any account, except for Class I share accounts, with a value of less than $500. If the Fund exercises this right, a minimum of 30 days notice will be provided. Alternatively, the Transfer Agent may set requirements for shareholders so that the shares would not be involuntarily redeemed.

If a Class I account falls below the $2.5 million minimum balance, the account may be redeemed or converted into a Class Y share account. This policy does not apply to Class I share accounts for which the minimum initial investment is waived.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify the minimum balance policies in its discretion.

June 1, 2015	PS1350.005